SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
SHAREHOLDERS' EQUITY	SHAREHOLDERS’ EQUITY

As of December 31, 2025 and 2024, the authorized share capital of the Company was comprised of an unlimited number of (i) Subordinate Voting Shares, (ii) Restricted Voting Shares, (iii) Limited Voting Shares, (iv) Multiple Voting Shares and (v) Preferred Shares.
Multiple Voting Shares
The Company is authorized to issue an unlimited number of Multiple Voting Shares without nominal or par value. Holders of Multiple Voting Shares are entitled to receive notice of any meeting of shareholders of the Company, and to attend, vote and speak at such meetings, except those meetings at which only holders of a specific class of shares are entitled to vote separately as a class under the Business Corporations Act (British Columbia). On all matters upon which holders of Multiple Voting Shares are entitled to vote, each Multiple Voting Share entitles the holder thereof to 50 votes per Multiple Voting Share. Multiple Voting Shares are not entitled to dividends and are not convertible. The Multiple Voting Shares had a three-year sunset period that would have expired on June 29, 2024. At the annual general and special meeting of the shareholders of the Company held on June 23, 2023, shareholders passed a special resolution to amend the Articles of the Company to extend the “sunset” date for the Multiple Voting Shares to June 29, 2027, upon which they will be automatically redeemed for $0.001 per Multiple Voting Share.
Equity Shares
The holders of each class of Equity Shares are entitled to receive notice of, to attend (if applicable, virtually) and to vote at all meetings of shareholders of the Company, except that they are not able to vote (but are entitled to receive notice of, to attend and to speak) at those meetings at which the holders of a specific class are entitled to vote separately as a class under the Business Corporations Act (British Columbia) and except that holders of Limited Voting Shares are not entitled to vote for the election of directors of the Company. The Subordinate Voting Shares and Restricted Voting Shares carry one vote per share on all matters. The Limited Voting Shares carry one vote per share on all matters except the election of directors, as the holders of Limited Voting Shares do not have any entitlement to vote in respect of the election of directors of the Company.
In the case of liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the holders of Equity Shares are entitled, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Equity Shares (including any liquidation preference on any issued and outstanding Multiple Voting Shares and/or Preferred Shares), to participate ratably in the Company’s remaining property along with all holders of the other classes of Equity Shares (on a per share basis).
Exchangeable Shares of MPB Acquisition Corp.
Exchangeable Shares are part of the authorized share capital of MPB Acquisition Corp. (“MPB”), a wholly-owned subsidiary of the Company, which entitle their holders to rights that are comparable to those rights attached to the Equity Shares. The Exchangeable Shares carry one vote per share, and the aggregate voting power of the Exchangeable Shares must not exceed 49.9% of the total voting power of all classes of shares of MPB. During the three months ended September 30, 2025, MPB amended and restated its Articles of Incorporation to provide for a new series of Exchangeable Shares that have substantially the same rights and obligations of the existing Exchangeable Shares. Until a holder exchanges its Exchangeable Shares for Equity Shares, the holder of such Exchangeable Shares will not have the right to vote at meetings of the shareholders of the Company, though it will have the right to vote at meetings of the shareholders of MPB, including with respect to altering the rights of holders of any of the Exchangeable Shares, or if MPB decides to take certain actions without fully protecting the holders of any of the Exchangeable Shares, or as otherwise required by law. The Exchangeable Shares are exchangeable at any time, on a one-for-one basis, for the Equity Shares at the option of the holder.
The Company treats the Exchangeable Shares as options, each with a value equal to an Equity Share, which represents the holder’s claim on the equity of the Company. Pursuant to the terms of the Exchangeable Shares, the Company and MPB are required to maintain the economic equivalency of such Exchangeable Shares with the publicly traded Equity Shares of the Company. This means the Exchangeable Shares are required to share the same economic benefits and retain the same proportionate ownership in the assets of the Company as the holders of the Equity Shares. The Company has presented these Exchangeable Shares as a part of shareholders’ equity within these Consolidated Financial Statements due to (i) the fact that they are economically equivalent to the Equity Shares, and (ii) the holders of the Exchangeable Shares are subject to restrictions on transfer under U.S. securities laws but may dispose of the Exchangeable Shares without such restriction by exchanging them for Equity Shares. Changes in these assumptions would affect the presentation of the Exchangeable Shares from shareholders’ equity to non-controlling interests; however, there would be no impact on earnings per share.
Preferred Shares of GH Group, Inc.
The authorized total number of preferred shares (the “GH Group Preferred Shares”) of GH Group is 155,000 of which 55,000 shares are designated as shares of Series B Preferred Stock (“Series B Preferred”), 5,000 shares are designated as shares of Series C Preferred Stock (“Series C Preferred”), 15,000 shares are designated as shares of Series D Preferred Stock (“Series D Preferred”) and 80,000 shares are designated as shares of Series E Convertible Preferred Stock (“Series E Convertible Preferred”). The Series B Preferred and Series C Preferred were fully redeemed or converted and are no longer issued and outstanding.
Holders of GH Group Preferred Shares are entitled to receive notice of and attend any meeting of the shareholders of GH Group but are not entitled to vote, except in connection with any changes to the Certificate of Incorporation or the Bylaws of GH Group that adversely affect the powers, preferences, privileges or rights of such GH Group Preferred Shares. Except as provided in the foregoing sentence, the Series B, Series C and Series D Preferred do not carry any voting rights and are not convertible. Except as provided above, the Series E Convertible Preferred do not carry any voting rights, except for limited protective provisions, and are convertible.
In the event of a liquidation, voluntary or involuntary, dissolution or winding-up of GH Group, the holders of outstanding GH Group Preferred Shares are entitled to be paid out of the assets of GH Group available for distribution to its stockholders, in the following order of priority and before any payment shall be made to the holders of GH Group Common Stock: (i) Series B Preferred, (ii) Series C Preferred, (iii) Series D Preferred and (iv) Series E Convertible Preferred. GH Group may redeem the GH Group Preferred Shares from a holder, in whole or in part, only after certain trigger events described below have occurred, and the redemption price will equal the liquidation value plus any accrued and unpaid dividends.
The Series E Convertible Preferred are convertible at any time at the option of the holder into GH Group Class B Common Stock at a fixed conversion price of $9.00 per share. Each GH Group Class B Common Share is exchangeable for one Class C Common Share of MPB Acquisition Corp., which in turn is exchangeable for one publicly traded Subordinate Voting Share of Glass House Brands Inc. (the “Equity Shares”), resulting in an effective one-for-one exchange. GH Group may redeem the Series E Convertible Preferred, in whole or in part, at any time after the earlier of the following trigger events have occurred: (i) the 60-day volume-weighted average price of the Equity Shares is at least $12.00; (ii) the average daily trading volume of the Equity Shares exceeds one million shares; and (iii) the Equity Shares are listed on a major United States stock exchange. Upon redemption, holders will receive the liquidation value plus any accrued and unpaid dividends.
The Series B Preferred and the Series C Preferred carried a 20% cumulative dividend rate, which increased by 2.5% annually after the second anniversary and until the 54-month anniversary of the initial issuance. The Series D Preferred carry a 15% cumulative dividend rate, which increases by 5% following the fifth anniversary of the original issuance. The Series E Convertible Preferred carry a 12% cumulative dividend rate. Dividends accrue in arrears annually and are payable in cash quarterly if and when declared by GH Group’s board of directors.
There were no shares of Series B Preferred and Series C Preferred issued and outstanding as of December 31, 2025. There were 49,969 shares of Series B Preferred issued and outstanding as of December 31, 2024; there were 5,000 shares of Series C Preferred issued and outstanding as of December 31, 2024; there were 15,000 shares of Series D Preferred issued and outstanding as of December 31, 2025 and 2024; and there were 77,500 and no shares of Series E Convertible Preferred issued and outstanding as of December 31, 2025 and 2024, respectively. In accordance with the provisions above, the Company recorded dividends to the holders of GH Group Preferred Shares in the amount of $15.4 million and $16.0 million for the years ended December 31, 2025 and 2024, respectively.
At-The-Market Program
The Company commenced an at-the-market distribution program (the “ATM Program”) in December 2024 by means of a prospectus supplement dated December 2, 2024 (the "Prospectus Supplement") to its short form base shelf prospectus dated May 16, 2024 (the "Shelf Prospectus") with the securities regulatory authorities in all provinces and territories of Canada in connection with the ATM program. The ATM Program is subject to and governed by the terms of an equity distribution agreement dated November 13, 2024 (the “Equity Distribution Agreement”) with ATB Securities Inc. and Canaccord Genuity Corp., pursuant to which, the Company may from time to time sell up to $25 million of its Subordinate Voting Shares, Restricted Voting Shares and Limited Voting Shares (collectively, the “Equity Shares”) under the ATM Program.
Non-Controlling Interests
Non-controlling interests represent equity interests owned by parties that are not shareholders of the ultimate parent. The share of net assets attributable to non-controlling interests is presented as a component of equity. Their share of net income or loss is recognized directly in equity. Changes in the parent company’s ownership interest that do not result in a loss of control are accounted for as equity transactions.
On August 8, 2025, the Company entered into agreements with the minority members of SBDANK, LLC (“SBDANK”), pursuant to which the Company acquired the remaining 49% noncontrolling interest in SBDANK. The agreements resulted in the Company obtaining 100% ownership of SBDANK. As consideration for the acquisition, the Company issued 248,829 shares of its common stock to the former minority members.
The Company recorded income attributable to a non-controlling interest during the years ended December 31, 2025 and 2024, of $707 thousand and $202 thousand, respectively. The value of the equity issuances issued to non-controlling interest members were determined using the estimated fair value of the equity of the Company.
Share and Equity Transactions During the Year Ended December 31, 2024
During the year ended December 31, 2024, the Company issued 190,575, 107,379 and 167,843 Equity Shares in satisfaction of certain deferred Equity Shares payable as contractually required for the fiscal year 2022 acquisitions of Natural Healing Center, LLC, NHC Lemoore, LLC and NHC-MB LLC, respectively. Accordingly, the Company reclassified $3.8 million of shares payable to equity.
During the year ended December 31, 2024, the Company issued 286,406 Equity Shares valued at $2.7 million as settlement for the fiscal year 2023 bonus.
During the year ended December 31, 2024, the Company issued 1,433,810 Equity Shares valued at $2.8 million as settlement for vested GH Group non-qualified options.
During the year ended December 31, 2024, the Company issued 191,411 shares in payment of $1.3 million of accrued interest on convertible debentures.
During the year ended December 31, 2024, the Company issued 10,000 Equity Shares under the ATM Program at an average price of $6.72 per share for gross proceeds of $67 thousand. The Company received net proceeds of $66 thousand after paying commissions of $1 thousand to the sales agent for the ATM Program. The share issuance costs have been presented net within additional paid-in capital.
Share and Equity Transactions During the Year Ended December 31, 2025
During the year ended December 31, 2025, the Company through its subsidiary, GH Group, issued 77,500 shares of Series E Convertible Preferred in connection with the GH Group Series E Convertible Preferred financing with an aggregate value of $77.5 million comprised of the following: (i) existing shares of Series B Preferred and Series C Preferred with aggregate face value of $58.5 million were exchanged for 58,473 shares of Series E Convertible Preferred, (ii) Series B Preferred and Series C Preferred dividends payable of $0.5 million were exchanged for 535 shares of Series E Convertible Preferred and (iii) a new private placement of 18,492 Series E Convertible Preferred with a face value of $18.5 million. The Company recorded the fair value of shares of Series E Convertible Preferred in mezzanine equity in the amount of $77.5 million.
During the year ended December 31, 2025, the remaining unexchanged shares of Series B Preferred and Series C Preferred were redeemed for $18.5 million in cash.
During the year ended December 31, 2025, the Company issued 248,829 shares to acquire the remaining non-controlling interest in a consolidated subsidiary.
During the year ended December 31, 2025, the Company issued 47,635, 26,840 and 41,952 Equity Shares in satisfaction of certain deferred Equity Shares payable as contractually required for the fiscal year 2022 acquisitions of Natural Healing Center, LLC, NHC Lemoore, LLC and NHC-MB LLC, respectively. The Company reclassified $2.6 million of Equity Shares payable to equity.
During the year ended December 31, 2025, the Company issued 500,000 Equity Shares related to the Camarillo Transaction.
During the year ended December 31, 2025, the Company issued 208,772 Equity Shares valued at $1.1 million as settlement for the fiscal year 2024 bonus.
During the year ended December 31, 2025, the Company issued 208,237 Equity Shares in payment of $1.3 million of accrued interest.
During the year ended December 31, 2025, the Company issued 678,167 Equity Shares under the ATM Program at an average price of $9.12 per share for gross proceeds of $6.2 million. The Company received net proceeds of $6.1 million after paying commissions of $124 thousand to the sales agent for the ATM Program. The share issuance costs have been presented net within additional paid-in capital.
Variable Interest Entity
The table below summarizes information for entities that primarily hold real estate assets used in the Company’s operations. The Company has concluded these entities to be VIEs as the Company possesses the power to direct activities through various agreements. Through these agreements, the Company can significantly impact the VIE and thus holds a controlling financial interest. This information represents amounts before intercompany eliminations.
The aggregate balances of VIEs included in the accompanying Consolidated Balance Sheets and Consolidated Statements of Operations were as follows below as of and for the years ended December 31, 2025 and 2024 (in thousands):

	December 31,
	2025	2024
Current Assets	$950	$306
Non-Current Assets	7,232	4,333
Total Assets	$8,182	$4,639

Current Liabilities	$16	$33
Non-Current Liabilities	—	234
Total Liabilities	$16	$267

Revenues, Net	$578	$240
Net Income Attributable to Non-Controlling Interest	$659	$129